Exhibit 99.2 Tim Hortons Debt Offering Presentation

Agenda and Introductions
Agenda
Business & Industry Overview
Financial Highlights
Transaction Highlights
Management Participants
Don Schroeder
President and CEO
Cynthia Devine
Chief Financial Officer
Diana Fife
Treasurer
Scott Bonikowsky
Vice-President, Investor Relations

Confidentiality & Notice
Information set forth in this presentation and that you otherwise obtain during the course of meetings today, whether orally, in writing, electronically, or through other media or medium, is confidential information of Tim Hortons Inc. and its affiliates (the “Company”).
This information is being provided to you on the express understanding that you will not disclose the information to any individual or entity, whether inside or outside the Company, and you will maintain any such information in strict confidence, as required by the terms of this understanding.  In addition, you may not make copies or extracts from any of these materials, or otherwise make use of these materials.
If you are not willing to accept and/or obtain such information from the Company today on the terms set forth above, please immediately notify any Company representative of your refusal to accept these terms.
This presentation does not constitute an offer to sell, or the solicitation of an offer to buy in the
United States, the securities referenced herein.  Such securities have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws and may not be offered or sold in the United States absent registration or an exemption from the registration requirement under the Securities Act and applicable state securities laws.
*    *    *

Safe Harbor Statement
Certain information in this presentation, particularly information regarding future economic performance, finances, and plans, expectations and objectives of management, constitutes forward-looking information within the meaning of Canadian securities laws and forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  We refer to all of these as forward-looking statements. Various factors, including competition in the quick service segment of the food service industry, general economic conditions and others described as "risk factors" in the Company's 2009 Annual Report on Form
10-K, filed March 4
th
, 2010, could affect the Company's actual results and cause such results to differ materially from those expressed in forward-looking statements. As such, readers are cautioned not to place undue reliance on forward-looking statements contained in this presentation, which speak only as of the date hereof.
Forward-looking statements are based on a number of assumptions which may prove to be incorrect, including, but not limited to, assumptions about: the absence of a material increase in competition within the quick service restaurant segment of the food service industry; the absence of an adverse event or condition that damages our strong brand position and reputation;
continuing positive working relationships with the majority of the Company’s franchisees; there being no significant change in the Company’s ability to comply with current or future regulatory requirements; the absence of any material adverse effects arising as a result of litigation; and general worldwide economic conditions.  We are presenting this information for the purpose of informing you of management’s current expectations regarding these matters, and this information may not be appropriate for any other purpose.  We assume no obligation to update or alter any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.  Please also review the Company's Safe Harbor Statement at www.timhortons.com/en/about/safeharbor.html.  Other than the Safe Harbor
Statement, other information available on our web site is not incorporated by reference herein.
Please note that this presentation includes “adjusted” financial information, metrics, and/or analysis that are non-GAAP measures. We are required under applicable securities law to provide a reconciliation of non-GAAP measures to the nearest
GAAP measure. All of these reconciliations are included in the attached Appendix.

Overview 5

Long and Proven History

A long record
of healthy
relationships
with
franchisees,
suppliers and
partners
Iconic brand
and market
leadership in
Canada with
unparalleled
customer
loyalty
Financial
performance
among leaders
in the North
American
restaurant
sector
46-year history:
4 years as a
publicly-traded
company

Financial Summary
$6.1 Billion (As May 18, 2010)
Market
Capitalization,
4
th
largest of public
North American restaurant chains
$5.0+ Billion
2009 systemwide sales
(1)
$2.2
Billion
(2)
2009 total
revenues,
an increase of 9.7%
from 2008
$398
Million
(2)
2009
free cash flow
(1)
before investments
$595
Million
(2)
EBITDA
(1)
attributable to THI in 2009, an
increase of 11.3% from 2008

(1) Refer to the Appendix for non-GAAP information on systemwide sales on slide 29, free cash flow and EBITDA on slide 30
(2) Results do not incorporate adoption of new accounting standard SFAS No. 167 – Amendments to FASB No. 46(R), now codified within ASC 810 –
Consolidations.  This standard relates to consolidation of certain variable interest entities.  Please refer to the Company’s Form 10-Q 1Q10 for additional information.
(As at  January 3, 2010, CAD   –   unless otherwise noted. 2009 results consist of 53 weeks)

Food Service Industry is Large &
Growing
Source:  NPD Group, 12 months ended November  2009, Canadian data, unless otherwise noted.
QSR Represents 62% of Sector Traffic
62%
1%
11%
11%
15% QSR
Fine
Retail
Casual
Family/
Midscale
Cdn. Food Service
Sector is $45 Billion
Industry
QSR Industry Represents:
CDN
$20 Billion
USD
$164 Billion

We Enjoy a Commanding Market
Position in the Canadian Market
Source:  NPD Group, 12 months ended November  2009, Canadian data, unless otherwise noted.  All trademarks of the companies listed above are reserved by their respective owners.
QSR Represents 62% of Sector Traffic
62%
1%
11%
11%
15% QSR
Fine
Retail
Casual
Family/
Midscale
Tim Hortons represents ~40% of QSR Traffic
QSR Indep
39.7%
13.8%
3.9%
2.9%
2.5%
2.3%
2.2%
2.1%
1.9%
11.6%

The QSR Industry is Relatively
Recession Resistant
05/04 06/05 07/06 08/07 09/08
Tim Hortons has outperformed the QSR Industry
due to our brand value position and convenience
Based on Canadian systemwide sales, refer to the Appendix for information regarding systemwide sales on slide 29
Source: Canadian Restaurant and Food Services Association, 2009 industry sales based on forecast
% Change in Canadian Food Service Sales

Proven business model creates
recurring streams of income
Real
Estate
Vertical
Integration
Typical model
is rent based
on 8.5% to
10% of sales
(1)
Franchising
Typical royalty
model is
based on 3.0%
to 4.5% of
sales
Distribution
centres, coffee
roasters, JV
bakery
(2)
etc.

(1) Rent owed to Tim Hortons when a franchisee leases from the Company.  (2)  Tim Hortons announced that its bakery joint venture partner has invoked the buy/sell provisions of the joint venture.  As a result, the Company has the right to either sell its interest or acquire the interest of our joint venture partner.  The joint venture documentation provides for supply rights and other protections.  Refer to the 10-Q 1Q10 for additional information.

Commitment to Growth – Store Count
(As at  January 3, 2010)
2005 2006 2007 2008 2009
2,885
3,047
3,221
3,437
Canada U.S.
99.5% Franchised
288
2,597
336
2,711
398
2,823
520
2,917
563
3,015
3,578

CAGR
5.5%

Strategic Plan:  2010 – 2013
More than a Great Brand
Attacking daypart,
category and
marketing
opportunities to
drive same-store
sales
Growing differently
in ways we haven’t
grown before
Leveraging our
core business
strengths and
franchise system
Investing to build
our scale and
brand in new and
existing markets

Our Strategic Plan Drives Aspirational
Long-Term EPS CAGR of 12% to 15%
8%
-
10%
~2% -
3%
12%
-
15%
Operating
Income
Financial
Initiatives
(Share Repurchase/
Interest Leverage)
Canadian
Public Company
Reorganization
EPS
Growth

~2%
Note:  See Appendix for detail regarding our aspirational targets on slide 28

Financial Highlights 15

Same-Store Sales Growth
Revenues
(3)
CAGR
11.7%
($ in millions, CDN)
(1)
(2)
(1)
Long-Term Track Record of Revenue
and Same-Store Sales Growth
(1) 2004 and 2009 results consist of 53 weeks   (2) Sales include distribution sales, Company-operated restaurant sales and sales from certain non-owned consolidated restaurants.
(3) Results do not incorporate adoption of new accounting standard SFAS No. 167 – Amendments to FIN 46(R), now codified within ASC 810 – Consolidations.  This standard relates to consolidation of certain variable interest entities.  Please refer to the Company’s Form 10-Q 1Q10 for additional information.

U.S. business a Leader in Same-Store
Sales Percentage Growth

2005 2006 2007 2008 2009
Q1 Q2 Q3 Q4
Source: Thomson Reuters.  Blended quarterly average U.S. restaurant industry same-store sales growth rate.
6.9% 10-YR
SSS Average

Strong Adjusted EBITDA
and Free Cash Flow Growth
CAGR
9.7%

28.0%*
27.2%* 26.8%* 27.2%* 26.8%*
$53.1
$7.3
$21.3
($ in millions, CDN)
*Adjusted EBITDA
Margins
Free Cash Flow Before Investments
(2)(3)
(1)
Adjusted EBITDA
(2)(3)
(1) 2009 results consist of 53 weeks  (2) Refer to Appendix for information regarding the non-GAAP measures on slide 30  (3)  Results do not incorporate adoption of new accounting standard SFAS
No. 167 – Amendments to FIN 46(R), now codified within ASC 810 – Consolidations.  This standard relates to consolidation of certain variable interest entities.  Please refer to the Company’s Form
10-Q 1Q10 for additional information.  Historical free cash flow before investments equals net income attributable to THI before depreciation and amortization

Met Most 2009 Performance Targets in
Tough Economic Conditions

(1) 2009 targets and results consist of 53 weeks    (2) Adjusted Operating Income is a non-GAAP measure; refer to the Appendix on slide 33  (3) Results do not incorporate adoption of new accounting standard SFAS No. 167 – Amendments to FIN 46(R), now codified within ASC 810 – Consolidations.  This standard relates to consolidation of certain variable interest entities.  Please refer to the Company’s Form 10-Q 1Q10 for additional information.  (4) See Appendix for detail regarding our aspirational targets on slide 28

Cash and cash equivalents $ 100,123 $ 79,779 $ 121,653 $ 124,717
Restricted cash and cash equivalents and
Restricted Investments
$ 50,086 $ 34,286 $ 80,815 $ 62,329
Total Assets $ 2,013,036 $ 2,035,562 $ 2,094,291 $ 2,097,694
Long-term debt $ 411,272 $ 404,044 $ 411,694 $ 405,500
Total liabilities $ 779,133 $ 766,534 $ 838,605 $ 865,891
Total Equity $ 1,233,903 $ 1,269,028 $ 1,255,686 $ 1,231,803
($ in thousands, CDN)
Fiscal Quarter Fiscal Year
Q1 2010 Q1 2009 2009 2008
Strong Balance Sheet
Results for 2010, and retroactively for 2009 and 2008, incorporate adoption of new accounting standard SFAS No. 167 – Amendments to FIN 46(R), now codified within
ASC 810 – Consolidations.  This standard relates to consolidation of certain variable interest entities.  Please refer to the Company’s Form 10-Q 1Q10 for additional information.  Long-term debt includes Current Portion debt.

($ in thousands, CDN)
Fiscal Quarter Fiscal Year
Q1 2010 Q1 2009 2009 2008
Revenues
Sales
Franchise Revenues:
Rents & Royalties
Franchise Fees
Total Revenues
$ 405,948
159,960
16,704
582,612
$ 391,116
144,164
20,427
555,707
$ 1,704,065
644,755
90,033
2,438,853
$ 1,541,882
593,483
93,808
2,229,173
Asset impairment and related closure costs
Other costs and expenses 454,876 444,491 1,913,251
21,266
1,729,460
Total costs and expenses
Operating income (EBIT)
Interest expense, net
454,876
127,736
5,100
444,491
111,216
4,793
1,913,251
525,602
19,184
1,750,726
478,447
19,632
Income before income taxes
Income taxes
122,636
38,063
106,423
35,041
506,418
186,606
458,815
150,309
Net income
Net income attributable to noncontrolling interest
$ 84,573
$ 5,684
$ 71,382
$ 4,943
$ 319,812
$ 23,445
$ 308,506
$ 23,828
Net income attributable to Tim Hortons Inc.
$ 78,889
$ 66,439 $ 296,367 $ 284,678
Summary Income Statement
Results for 2010, and retroactively for 2009 and 2008, incorporate adoption of new accounting standard SFAS No. 167 – Amendments to FIN 46(R), now codified within ASC 810 –
Consolidations.  This standard relates to consolidation of certain variable interest entities.  Please refer to the Company’s Form 10-Q 1Q10 for additional information.

Solid Credit Metrics (1)
Adjusted Total Debt
(2)
/
Adjusted EBITDAR
(2)
Adjusted EBITDAR
(2)
/
Adjusted Interest
(2)
Total Debt
(2)
/
Total Capital
(2)

(1)  Results do not incorporate adoption of new accounting standard SFAS No. 167 – Amendments to FIN 46(R), now codified within ASC 810 – Consolidations.  This standard relates to consolidation of certain variable interest entities.  Please refer to the Company’s Form 10-Q 1Q10 for additional information.  (2) Please refer to the Appendix for information regarding non-GAAP measures on slide 32

Transaction Highlights 23

Organization Structure
Tim Hortons Inc.
(THI)
TDL Group
Partnership (2)
TDL Group Corp.
(Guarantor)
TDL Marks Corp (2)
~81%
(1)
of Tim Hortons
Consolidated Revenues
New Senior
Unsecured
Notes

Tim Hortons
USA Inc.
(2)
(1)
      As at Q1 2010 based on trailing twelve months.  (2) Three additional revenue generating guarantors under the current senior credit facility representing
~17% (1)
of Tim Hortons Consolidated Revenues as at Q1 2010 on a trailing twelve month basis.

Summary
Disciplined
and profitable
growth track
record
Favourable
industry and
market trends
Superior real
estate
locations that
are
geographically
diverse
Strong and
flexible balance
sheet with
recurring
revenue
streams

Appendix 26

General information regarding financial
outlook, targets, and aspirational goals
1. Operating income year-over-year growth rate for 2010 is based on 52 weeks to remove the benefit from 2009 of approximately 1.5% associated with 53 weeks of operations in 2009.
2. The operational objectives, financial outlook, and aspirational goals (collectively, “targets”)
established for 2010 and long-term EPS growth are based on the accounting, tax, and other legislative rules in place at the time the targets were issued and on the continuation of share repurchase programs relatively consistent with historical levels.  The impact of future changes in accounting, tax and/or other legislative rules that may or may not become effective in fiscal 2010 and future years, changes to our share repurchase activities, and other matters not contemplated at the time the targets were established that could affect our business, are not included in the determination of these targets.  In addition, the targets are forward-looking and are based on our expectations and outlook on, and shall be effective only as of, the date the targets were originally issued.  Except as required by applicable securities laws, we do not intend to update these targets.  You should refer to the Company’s public filings for any reported updates.  These targets and our performance generally are subject to various risks and uncertainties and are based on certain underlying assumptions, set forth in Item 1A of our Annual Report on Form 10-K, filed March 4, 2010 which may impact future performance and our achievement of these targets.

Non-GAAP Measure
Systemwide Sales
Canadian systemwide sales growth includes restaurant-level sales at both Company and Franchise restaurants. Approximately 99.6% of our Canadian restaurants were franchised as at January 3, 2010.
Systemwide sales impact our franchise royalties and rental income, as well as our distribution income.
Changes in systemwide sales are driven by changes in average same-store sales and changes in the number of systemwide restaurants and in the case of 2009 by the 53 week of operations. Management believes systemwide sales data is useful and important in assessing the overall health and financial performance of the brand and the Company’s franchisee base, and ultimately, the financial performance of the Company on a consolidated and segmented basis.

Franchised
Restaurant Sales
(in millions)
2009
Full Year
2008
Full Year
2007
Full Year
2006
Full Year
2005
Full Year
Canada (C$)
$ 4,880.9 $ 4,546.0 $ 4,197.5 $ 3,821.9 $ 3,410.6
U.S. (US$)
$ 410.0 $ 345.4 $ 301.3 $ 246.3 $ 199.1
rd

EBITDA
($ in millions, CDN)
2009
(1)
2008 2007 2006 2005
Net income $297.9 $286.9 $271.9 $261.6 $192.9
Interest expense, net 19.3 19.6 16.7 18.5 14.5
Income tax expense 178.2 139.8 139.5 101.6 84.9
Operating income $495.4 $446.3 $428.1 $381.7 $292.3
Depreciation and amortization 101.5 91.3 83.6 72.7 72.0
EBITDA $596.9 $537.6 $511.7 $454.4 $364.3
EBITDA attributable to noncontrolling interest $2.2 $3.1 $3.4 $2.7 $2.4
EBITDA attributable to THI $594.7 $534.5 $508.2 $451.7 $361.9
Adjusted EBITDA attributable to THI $602.0
(2)
$555.8
(3)
$508.2 $451.7 $415.0
(4)
Total Revenues $2,242.1 $2,043.7 $1,895.9 $1,659.5 $1,482.0
Adjusted EBITDA Margins 26.8% 27.2% 26.8% 27.2% 28.0%
Non-GAAP Measure Reconciliation
EBITDA, Adjusted EBITDA and Free Cash Flow
(5)

Free Cash Flow
($ in millions, CDN)
2009
(1)
2008 2007 2006 2005
Net income attributable to THI $296.4 $284.7 $269.6 $259.6 $191.1
Depreciation and amortization 101.5 91.3 83.6 72.7 72.0
Free Cash Flow Before Investments $397.9 $376.0 $353.2 $332.3 $263.1
Capex 158.0 174.2 175.5 180.0 218.6
Free Cash Flow $239.9 $201.8 $177.7 $152.3 $44.5
(1)  2009 results consist of 53 weeks    (2)  Excludes $7.3 million of costs related to the public company reorganization    (3) Excludes $21.3 million of costs related to asset impairment and related
closure costs    (4)  Excludes $53.1 million of goodwill and asset impairment costs;   (5) Results do not incorporate adoption of new accounting standard SFAS No. 167 – Amendments to FASB No. 46(R), now codified within ASC 810 – Consolidations.  This standard relates to consolidation of certain variable interest entities.  Please refer to the Company’s Form 10-Q 1Q10 for additional information.

Non-GAAP Measure EBITDA
Disclosure on Non-GAAP Financial Measure EBITDA
EBITDA attributable to THI (“EBITDA”) is defined as net income before interest, taxes, depreciation and amortization, and
EBITDA Margin represents EBITDA expressed as a percentage of Total revenues. EBITDA and EBITDA Margin are used by management as a performance measure for benchmarking against our peers and our competitors. We believe EBITDA and
EBITDA Margin are useful to investors because they are frequently used by securities analysts, investors and other interested parties to evaluate companies in our industry. EBITDA and EBITDA Margin are not recognized terms under GAAP. EBITDA should not be viewed in isolation and does not purport to be an alternative to net income as an indicator of operating performance or as an alternative to cash flows from operating activities as a measure of liquidity. There are material limitations associated with making the adjustments to calculate EBITDA and using this non-GAAP financial measure as compared to the most directly comparable GAAP financial measure. For instance, EBITDA does not include:
• interest expense, and because we have borrowed money to finance our operations, interest expense is a necessary element of our costs and ability to generate revenue;
• depreciation and amortization expense, and because we use property and equipment, depreciation and amortization expense is a necessary element of our costs and ability to generate revenue; and
• Income tax expense, and because the payment of taxes is part of our operations, tax expense is a necessary element of our costs and ability to operate.
Additionally, EBITDA is not intended to be a measure of free cash flow for management’s discretionary use, as it does not consider certain cash requirements such as capital expenditures, contractual commitments, interest payments, tax payments and debt service requirements. Because not all companies use identical calculations, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies.

Non-GAAP Measures
EBITDAR, Adjusted EBITDAR, Total Debt, Adjusted Total Debt
and Adjusted Interest
Disclosure on Non-GAAP Financial Measures
EBITDAR and Adjusted EBITDAR, Total Debt and Adjusted Total Debt, Adjusted Interest and Free Cash Flow are non-GAAP measures, which do not have a standardized meaning prescribed by U.S. GAAP, and may not be comparable to similar measures presented by other publicly-traded companies.  Therefore, EBITDAR and Adjusted EBITDAR, Total Debt, Adjusted Total Debt and Free Cash Flow should not be construed as an alternative to other financial measures determined in accordance with U.S. GAAP.
EBITDAR is defined as net income before interest, taxes, depreciation and amortization and rent expense. Adjusted Total Debt is defined as total debt which includes long-term debt, capital leases and current portion of long-term obligations plus capitalized operating leases calculated as minimum and contingent rent expense multiplied by a capitalization factor of 6.0x.  Using a capitalization factor we can quantify the approximate impact of off balance sheet leasing arrangements to come to a fulsome leverage picture which is consistent with the methodology commonly used.  As not all our peers disclose their rent expense, this value uses their publicly disclosed future contractual commitments and add contingent rent paid, if applicable.  Adjusted Interest is defined as the gross interest expense plus minimum and contingent rent expense. Adjusted EBITDAR is defined as Adjusted EBITDA plus minimum and contingent rent expense. Free cash flow is defined as net income adjusted for amortization and depreciation net of capital requirements to sustain business growth. Total capital is defined as total debt plus total equity.
Management believes these measures are important for the purpose of comparing leverage levels amongst our peers and to prior periods as they adjust for differences in asset financing strategies.  These measures provide a more fulsome view of management’s perspective on leverage relative to our peers. Management believes free cash flow is an important tool to compare underlying cash flow generated from core operating activities once capital investment requirements have been met. EBITDAR is not intended to be a measure of free cash flow for management’s discretionary use, as it does not consider certain cash requirements such as capital expenditures, contractual commitments, interest payments, tax payments and debt service requirements.  Because not all companies use identical calculation, this presentation of EBTIDAR and Adjusted Total Debt may not be comparable to other similarly titled measure of other companies.

Non-GAAP Measure Reconciliation
Adjusted Operating Income (1)

($ in millions, CDN) 2009
Full Year
2008
Full Year
2007
Full Year
2006
Full Year
2005
Full Year
Reported Operating
Income
$ 495.4 $ 446.3 $ 428.1 $ 381.7 $ 292.3
Add:
Public company
reorganization costs
7.3 - - - -
Add:
Asset impairment and
related closure costs
-
21.3 - - -
Add:
Goodwill and asset
impairment cost
-
- - - 53.1
Adjusted Operating
Income
$ 502.7 $ 467.6 $ 428.1 $ 381.7 $ 345.4
(1)  Results do not incorporate adoption of new accounting standard SFAS No. 167 – Amendments to FIN 46(R), now codified within ASC 810 – Consolidations.  This standard relates to consolidation of certain variable interest entities.  Please refer to the Company’s Form 10-Q 1Q10 for additional information.

($ in millions, CDN)
2009
(1)
2008 2007 2006
Adjusted EBITDA attributable to THI
Rent
Adjusted EBITDAR
602.0
148.2
750.2
555.8
138.8
694.6
508.2
129.2
637.4
451.7
118.9
570.6
Current Portion of LT Obligations
Capital Leases
Term Debt
7.6
67.2
336.0
6.7
59.0
332.5
6.1
52.5
328.0
5.5
44.8
325.6
Total Debt
Rent
Capitalization Factor
Capitalized Operating Leases
Adjusted Total Debt
410.8
148.2
x 6.0
889.2
1,300.0
398.2
138.8
x 6.0
832.8
1,231.0
386.6
129.2
x 6.0
775.2
1,161.8
375.9
118.9
x 6.0
713.4
1,089.3
Interest Expense
Rent
Adjusted Interest
21.2
148.2
169.4
24.6
138.8
163.4
24.1
129.2
153.3
22.3
118.9
141.2
Total Debt
Total Equity
Total Capital
410.8
1,170.9
1,581.7
398.2
1,142.0
1,540.2
386.6
1,004.4
1,391.0
375.9
1,020.5
1,396.4
Adjusted Total Debt / Adjusted EBITDAR
Adjusted EBITDAR / Adjusted Interest
Total Debt / Total Capital
1.7 x
4.4 x
0.3 x
1.8 x
4.3 x
0.3 x
1.8 x
4.2 x
0.3 x
1.9 x
4.0 x
0.3 x
Non-GAAP Measure Reconciliation Adjusted EBITDAR,
Adjusted Total Debt and Adjusted Interest
(2)

(1) 2009 results consist of 53 weeks (2) Results do not incorporate adoption of new accounting standard SFAS No. 167 – Amendments to FIN 46(R), now codified within ASC 810 –
Consolidations.  This standard relates to consolidation of certain variable interest entities.  Please refer to the Company’s Form 10-Q 1Q10 for additional information.